EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of August ___, 2005, among Euroseas Ltd., a Marshall Islands corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                   DEFINITIONS

         Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "Action" shall have the meaning ascribed to such term in
         Section 3.1(j).

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

                  "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

                  "Closing Price" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.



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                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

                  "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "Company Counsel" means Seward & Kissel LLP.

                  "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

                  "Effective Date" means the date that the Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

                  "Escrow Agent" shall mean Wells Fargo Bank, N.A.

                  "Escrow Agreement" means the Escrow Agreement in substantially the form of Exhibit C hereto executed and delivered contemporaneously with this Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities issued upon the exercise or exchange of or conversion of any Securities issued hereunder and/or


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         securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and
         (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

                  "FW" means Feldman Weinstein LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

                  "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

                   "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

                  "Legend Removal Date" shall have the meaning ascribed to such term in Section 4.1(c).

                  "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

                  "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

                  "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

                  "Per Share Purchase Price" equals $3.00, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing Date.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Purchaser Party" shall have the meaning ascribed to such term in Section 4.9.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

                  "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.



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                  "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

                  "Roll-Up Transactions" means those certain transactions whereby the prior owners of all of the shares in each of the Subsidiaries exchanged all of their shares (the "Sub Shares") for shares in Friends Investment Company Inc., a Marshall Islands company ("Friends"), thus becoming the owners of Friends and whereby Friends then exchanged all of the Sub Shares for shares in the Company, thus becoming the sole owner of the Company.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities" means the Shares, the Warrants and the Warrant Shares.

                   "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

                  "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act.

                  "Subscription Amount" means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

                  "Subsidiary" means Diana Trading Ltd., a company organized under the laws of the Republic of the Marshall Islands, Alterwall Business Inc., a company organized under the laws of the Republic of Panama, Allendale Investments S.A., a company organized under the laws of the Republic of Panama, Alcinoe Shipping Limited, a company organized under the laws of the Republic of Cyprus, Searoute Maritime Limited, a company organized under the laws of the Republic of Cyprus, OceanPride Shipping Limited, a company organized under the laws of the Republic of Cyprus and OceanOpera Shipping Limited, a company organized under the laws of the Republic of Cyprus.

                   "Trading Day" means a day on which any Trading Market is open.

                  "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.


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                  "Transaction Documents" means this Agreement, the Registration
         Rights Agreement, the Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "Warrants" means collectively the Common Stock purchase warrants, in the form of Exhibit D delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 5 years.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


                                PURCHASE AND SALE

         CLOSING. ON THE CLOSING DATE, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN, CONCURRENT WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE PARTIES HERETO, THE COMPANY AGREES TO SELL, AND EACH PURCHASER AGREES TO PURCHASE IN THE AGGREGATE, SEVERALLY AND NOT JOINTLY, UP TO $50,000,000 OF SHARES AND WARRANTS. EACH PURCHASER SHALL DELIVER TO THE ESCROW AGENT VIA WIRE TRANSFER OR A CERTIFIED CHECK IMMEDIATELY AVAILABLE FUNDS EQUAL TO THEIR SUBSCRIPTION AMOUNT AND THE COMPANY SHALL DELIVER TO EACH PURCHASER THEIR RESPECTIVE SHARES AND WARRANTS AS DETERMINED PURSUANT TO SECTION 2.2(A) AND THE OTHER ITEMS SET FORTH IN SECTION 2.2 ISSUABLE AT THE CLOSING. UPON SATISFACTION OF THE CONDITIONS SET FORTH IN SECTIONS 2.2 AND 2.3, THE CLOSING SHALL OCCUR AT THE OFFICES OF FW, OR SUCH OTHER LOCATION AS THE PARTIES SHALL MUTUALLY AGREE.

         Deliveries.

                  On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser (as applicable) and FW the following:

                           this Agreement duly executed by the Company;

                           a legal opinion of Company Counsel, in the form of
                  Exhibit B attached hereto;

                           as to each Purchaser, a stock certificate evidencing
                  a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

                           a Warrant registered in the name of such Purchaser to
                  purchase up to a number of shares of Common Stock equal to 25% of the Shares purchased by such Purchaser hereunder, with an exercise price equal to 120% of the Per Share Purchase Price, subject to adjustment therein;

                           the Escrow Agreement duly executed by the Company;



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                           a lock-up agreement, in the form attached hereto as
                  Exhibit E, pursuant to which Friends shall agree not to dispose of any Common Stock or Common Stock Equivalents until the six month anniversary of the Effective Date; and

                           the Registration Rights Agreement duly executed by
                  the Company.

                  On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company (except as noted) the following:

                           this Agreement duly executed by such Purchaser;

                           the Escrow Agreement duly executed by such Purchaser;

                           such Purchaser's Subscription Amount by wire transfer to the Escrow Agent to the account specified in the Escrow Agreement; and

                           the Registration Rights Agreement duly executed by such Purchaser.

         CLOSING CONDITIONS.

                  (A) THE OBLIGATIONS OF THE COMPANY HEREUNDER IN CONNECTION WITH THE CLOSING ARE SUBJECT TO THE FOLLOWING CONDITIONS BEING MET:

                           the accuracy in all material respects when made and
                  on the Closing Date of the representations and warranties of the Purchasers contained herein;

                           all obligations, covenants and agreements of the
                  Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                           the delivery by the Purchasers of the items set
                  forth in Section 2.2(b) of this Agreement.

                  The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                           the accuracy in all material respects on the Closing
                  Date of the representations and warranties of the Company contained herein;

                           all  obligations, covenants  and  agreements of the
                  Company required to be performed at or prior to the Closing Date shall have been performed;

                           the delivery by the Company of the items set forth in
                  Section 2.2(a) of this Agreement;

                           the Company, [Shellco, Inc.] ("Shellco") and all
                  other parties thereto shall have entered into and delivered that certain Agreement and Plan of Merger of even date herewith pursuant to which Shellco will merge with and into a subsidiary of the Company (the "Merger") which agreement (the "Merger Agreement") shall be subject to no conditions to


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                  closing other than customary closing conditions, other than the need for Commission approval of a Form F-1 or F-4, obtaining a listing of the Common Stock on the relevant Trading Market, the related shareholder vote of Shellco approving the Merger, and the execution of a stock pledge by certain holders of Shellco stock pledging a portion of such stock as security for, inter alia, any breaches of representations and warranties of the principal stockholders of Shellco under the Merger Agreement, which agreement shall not include any fully discretionary right to terminate or due diligence or similar conditions with respect to any party to the Merger, but may include a closing condition that there shall have been no material adverse change in the Company or Shellco, as applicable, from the date of signing such agreement until the closing of the Merger;

                           the Company shall have acquired the capital stock of
                  each Subsidiary, free and clear of all Liens (except that each such company and/or the vessel it owns is subject to, among other things, one or more of the following: mortgage; assignment of earnings; assignment of insurances; assignment of requisition compensation; charter party assignment; accounts pledge; pledge of capital stock (collectively, "Permitted Liens")) and all conditions to the acquisitions thereof shall have been satisfied;

                           there shall have been no Material Adverse Effect with
                  respect to the Company since the date hereof;

                           all consents from each of the lenders to each
                  Subsidiary in connection with the Roll Up Transactions shall have been obtained; and

                           Fortis Bank (Nederland) N.V., EFG Eurobank Ergasias
                  and HSBC Bank, PLC shall have executed and delivered consents and waivers, in form and substance satisfactory to the Purchasers, consenting to the Company's payment of future dividends and waiving any provision under their agreements with the Company and its Subsidiaries that would prohibit the payment of dividends on the Common Stock, subject to the terms and conditions of such consents and waivers, copies of which are attached hereto as Schedule 2.3(b)(viii);

                           there shall be no agreement between the Company (or
                  any of its Subsidiaries) and any third party that prohibits the payment of dividends on the Common Stock other than agreements with the banks that have delivered consents and waivers attached hereto as Schedule 2.3(b)(viii); and


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                           at any time prior to the Closing Date, trading in
                  securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States of America or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.


                         REPRESENTATIONS AND WARRANTIES

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

                          Subsidiaries. The Subsidiaries constitute all of the direct and indirect subsidiaries of the Company and are set forth on
         Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens (other than Permitted Liens), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or
         (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part


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         of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
         (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including foreign, federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

                          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

                          Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.



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                  Capitalization. The authorized and outstanding capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock or Common Stock Equivalents except as set forth on Schedule 3.1(g). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all foreign, federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  Financial Statements. The audited financial statements of the Company and its Subsidiaries for their last two fiscal years and unaudited statements for the most recent fiscal quarter have been delivered to each Purchaser. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial condition of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                          Material Changes. Since the date of the Company's latest audited financial statements (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP


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         or required to be disclosed in filings made with the Commission, (iii)
         the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders other than as set forth on Schedule 3.1(i) or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                          Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under foreign, federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

                  Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                          Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

                  Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted and contemplated to be conducted in the near future, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.


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

                  Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of foreign, federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

                  Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company or any of the Subsidiaries.

                  Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  Transactions With Affiliates and Employees. Other than as set forth on Schedule 3.1(q), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                          Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          Certain Fees. Except with respect to Roth Capital LLC and Poseidon Capital Corp., no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

                          Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

                  Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section
         3.2 hereof.

                  No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

                          Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder,
         (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The financial statements delivered to the Purchasers set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  Accountants. The Company's accountants are Deloitte & Touche. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's registration statement on Form F-1 or F-4 to be filed in connection with the Merger, are a registered public accounting firm as required by the Securities Act.

                  Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                  Acknowledgement Regarding Purchasers' Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.14 hereof), it is understood and agreed by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (iii) that any Purchaser, and counter parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, may create a "short" position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

         Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                          Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
         (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  Own Account. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other Persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable foreign, federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                          Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3),
         (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                          General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                          Certain Trading Activities. Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company or Shellco (collectively for purposes hereof, the "Company") (including, without limitations, any Short Sales involving the Company's securities) since the time that such Purchaser was first contacted by the Company, Roth Capital Partners, LLC or any other Person regarding an investment in the Company (as to each Purchaser, the "Contact Date"). Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Such Purchaser has maintained, and covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

         The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 3.2.


                         OTHER AGREEMENTS OF THE PARTIES

         Transfer Restrictions.

                  The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                   Certificates evidencing the Shares and the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

                  In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                          Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section
         4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         Furnishing of Information/Exchange Act Registration. The Company hereby agrees to file a registration statement on Form 8-A registering its Common Stock under the Exchange Act contemporaneously with its filing of a request with the Commission to accelerate effectiveness of its registration statement on Form F-1 or F-4. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

         SECURITIES LAWS DISCLOSURE; PUBLICITY. THE COMPANY SHALL USE ITS COMMERCIALLY REASONABLE EFFORTS TO CAUSE SHELLCO, WITHIN FOUR TRADING DAYS FOLLOWING THE DATE OF EXECUTION OF THE MERGER AGREEMENT, TO ISSUE A CURRENT REPORT ON FORM 8-K DISCLOSING THE MATERIAL TERMS OF THE TRANSACTIONS CONTEMPLATED HEREBY AND ATTACHING THE TRANSACTION DOCUMENTS AND THE MERGER AGREEMENT AND ALL OTHER MATERIAL DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE MERGER THERETO. THE COMPANY AND FW SHALL CONSULT WITH EACH OTHER IN ISSUING ANY PRESS RELEASES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND NEITHER THE COMPANY NOR ANY PURCHASER SHALL ISSUE ANY SUCH PRESS RELEASE OR OTHERWISE MAKE ANY SUCH PUBLIC STATEMENT WITHOUT THE PRIOR CONSENT OF THE COMPANY, WITH RESPECT TO ANY PRESS RELEASE OF ANY PURCHASER, OR WITHOUT THE PRIOR CONSENT OF FW, WITH RESPECT TO ANY PRESS RELEASE OF THE COMPANY, WHICH CONSENT SHALL NOT UNREASONABLY BE WITHHELD OR DELAYED, EXCEPT IF SUCH DISCLOSURE IS REQUIRED BY LAW, IN WHICH CASE THE DISCLOSING PARTY SHALL PROMPTLY PROVIDE THE OTHER PARTY WITH PRIOR NOTICE OF SUCH PUBLIC STATEMENT OR COMMUNICATION. NOTWITHSTANDING THE FOREGOING, THE COMPANY SHALL NOT PUBLICLY DISCLOSE THE NAME OF ANY PURCHASER, OR INCLUDE THE NAME OF ANY PURCHASER IN ANY FILING WITH THE COMMISSION OR ANY REGULATORY AGENCY OR TRADING MARKET, WITHOUT THE PRIOR WRITTEN CONSENT OF SUCH PURCHASER, EXCEPT (I) AS REQUIRED BY FEDERAL SECURITIES LAW IN CONNECTION WITH THE REGISTRATION STATEMENT CONTEMPLATED BY THE REGISTRATION RIGHTS AGREEMENT AND (II) TO THE EXTENT SUCH DISCLOSURE IS REQUIRED BY LAW OR TRADING MARKET REGULATIONS, IN WHICH CASE THE COMPANY SHALL PROVIDE THE PURCHASERS WITH PRIOR NOTICE OF SUCH DISCLOSURE PERMITTED UNDER SUBCLAUSE (I) OR
(II).

         SHAREHOLDER RIGHTS PLAN. NO CLAIM WILL BE MADE OR ENFORCED BY THE COMPANY OR, TO THE KNOWLEDGE OF THE COMPANY, ANY OTHER PERSON THAT ANY PURCHASER IS AN "ACQUIRING PERSON" UNDER ANY SHAREHOLDER RIGHTS PLAN OR SIMILAR PLAN OR ARRANGEMENT IN EFFECT OR HEREAFTER ADOPTED BY THE COMPANY, OR THAT ANY PURCHASER COULD BE DEEMED TO TRIGGER THE PROVISIONS OF ANY SUCH PLAN OR ARRANGEMENT, BY VIRTUE OF RECEIVING SECURITIES UNDER THE TRANSACTION DOCUMENTS OR UNDER ANY OTHER AGREEMENT BETWEEN THE COMPANY AND THE PURCHASERS. THE COMPANY SHALL CONDUCT ITS BUSINESS IN A MANNER SO THAT IT WILL NOT BECOME SUBJECT TO THE INVESTMENT COMPANY ACT.

         NON-PUBLIC INFORMATION. THE COMPANY COVENANTS AND AGREES THAT NEITHER IT NOR ANY OTHER PERSON ACTING ON ITS BEHALF WILL PROVIDE ANY PURCHASER OR ITS AGENTS OR COUNSEL WITH ANY INFORMATION THAT THE COMPANY BELIEVES CONSTITUTES MATERIAL NON-PUBLIC INFORMATION AFTER THE DATE HEREOF, UNLESS PRIOR THERETO SUCH PURCHASER SHALL HAVE EXECUTED A WRITTEN AGREEMENT REGARDING THE CONFIDENTIALITY AND USE OF SUCH INFORMATION (IT BEING EXPRESSLY ACKNOWLEDGED AND AGREED BY THE COMPANY THAT NO PURCHASER SHALL HAVE ANY MATERIAL NON-PUBLIC INFORMATION REGARDING THE COMPANY OR ANY OF ITS SUBSIDIARIES IMMEDIATELY AFTER THE FIRST PUBLIC DISCLOSURE (AS DESCRIBED IN SECTION 4.4) OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT). THE COMPANY UNDERSTANDS AND CONFIRMS THAT EACH PURCHASER SHALL BE RELYING ON THE FOREGOING REPRESENTATIONS IN EFFECTING TRANSACTIONS IN SECURITIES OF THE COMPANY.

         USE OF PROCEEDS. EXCEPT AS SET FORTH ON SCHEDULE 4.7 ATTACHED HERETO WITH RESPECT TO THE PAYMENT OF DEBT ON VESSELS OWNED BY THE SUBSIDIARIES, THE COMPANY SHALL USE THE NET PROCEEDS FROM THE SALE OF THE SECURITIES HEREUNDER FOR WORKING CAPITAL PURPOSES AND NOT FOR THE SATISFACTION OF ANY PORTION OF THE COMPANY'S DEBT (OTHER THAN PAYMENT OF TRADE PAYABLES IN THE ORDINARY COURSE OF THE COMPANY'S BUSINESS AND PRIOR PRACTICES), TO REDEEM ANY COMMON STOCK OR COMMON STOCK EQUIVALENTS OR TO SETTLE ANY OUTSTANDING LITIGATION.



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         REIMBURSEMENT. IF ANY PURCHASER BECOMES INVOLVED IN ANY CAPACITY IN ANY
PROCEEDING BY OR AGAINST ANY PERSON WHO IS A STOCKHOLDER OF THE COMPANY (EXCEPT AS A RESULT OF SALES, PLEDGES, MARGIN SALES AND SIMILAR TRANSACTIONS BY SUCH PURCHASER TO OR WITH ANY CURRENT STOCKHOLDER), SOLELY AS A RESULT OF SUCH PURCHASER'S ACQUISITION OF THE SECURITIES UNDER THIS AGREEMENT, THE COMPANY WILL REIMBURSE SUCH PURCHASER FOR ITS REASONABLE LEGAL AND OTHER EXPENSES (INCLUDING THE COST OF ANY INVESTIGATION PREPARATION AND TRAVEL IN CONNECTION THEREWITH) INCURRED IN CONNECTION THEREWITH, AS SUCH EXPENSES ARE INCURRED. THE REIMBURSEMENT OBLIGATIONS OF THE COMPANY UNDER THIS PARAGRAPH SHALL BE IN ADDITION TO ANY LIABILITY WHICH THE COMPANY MAY OTHERWISE HAVE, SHALL EXTEND
UPON THE SAME TERMS AND CONDITIONS TO ANY AFFILIATES OF ANY OF THE PURCHASERS
WHO ARE ACTUALLY NAMED IN SUCH PROCEEDING, AND PARTNERS, DIRECTORS, MANAGERS, MEMBERS, AGENTS, EMPLOYEES AND CONTROLLING PERSONS (IF ANY), AS THE CASE MAY BE, OF THE PURCHASERS AND ANY SUCH AFFILIATE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF
THE COMPANY, THE PURCHASERS AND ANY SUCH AFFILIATE AND ANY SUCH PERSON. THE COMPANY ALSO AGREES THAT NEITHER THE PURCHASERS NOR ANY SUCH AFFILIATES, PARTNERS, DIRECTORS, MANAGERS, MEMBERS, AGENTS, EMPLOYEES OR CONTROLLING PERSONS SHALL HAVE ANY LIABILITY TO THE COMPANY OR ANY PERSON ASSERTING CLAIMS ON BEHALF OF OR IN RIGHT OF THE COMPANY SOLELY AS A RESULT OF ACQUIRING THE SECURITIES UNDER THIS AGREEMENT.

         INDEMNIFICATION OF PURCHASERS. SUBJECT TO THE PROVISIONS OF THIS
SECTION 4.9, THE COMPANY WILL INDEMNIFY AND HOLD THE PURCHASERS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, SHAREHOLDERS, MANAGERS, MEMBERS, PARTNERS, EMPLOYEES AND AGENTS (EACH, A "PURCHASER PARTY") HARMLESS FROM ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, CLAIMS, CONTINGENCIES, DAMAGES, COSTS AND EXPENSES, INCLUDING ALL JUDGMENTS, AMOUNTS PAID IN SETTLEMENTS, COURT COSTS AND REASONABLE ATTORNEYS' FEES AND COSTS OF INVESTIGATION THAT ANY SUCH PURCHASER PARTY MAY SUFFER OR INCUR AS A RESULT OF OR RELATING TO (A) ANY BREACH OF ANY OF THE REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS MADE BY THE COMPANY IN THIS AGREEMENT OR IN THE OTHER TRANSACTION DOCUMENTS OR (B) ANY ACTION INSTITUTED AGAINST A PURCHASER, OR ANY OF THEM OR THEIR RESPECTIVE AFFILIATES, BY ANY STOCKHOLDER OF THE COMPANY WHO IS NOT AN AFFILIATE OF SUCH PURCHASER, WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS (UNLESS SUCH ACTION IS BASED UPON A BREACH OF SUCH PURCHASER'S REPRESENTATIONS, WARRANTIES OR COVENANTS UNDER THE TRANSACTION DOCUMENTS OR ANY AGREEMENTS OR UNDERSTANDINGS SUCH PURCHASER MAY HAVE WITH ANY SUCH STOCKHOLDER OR ANY VIOLATIONS BY THE PURCHASER OF FOREIGN, STATE OR FEDERAL SECURITIES LAWS OR ANY CONDUCT BY SUCH PURCHASER WHICH CONSTITUTES FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR MALFEASANCE). THE FOREGOING INDEMNITIES SHALL NOT APPLY TO ANY PURCHASER WHO IS A PRINCIPAL OF SHELLCO. IF ANY ACTION SHALL BE BROUGHT AGAINST ANY PURCHASER PARTY IN RESPECT OF WHICH INDEMNITY MAY BE SOUGHT PURSUANT TO THIS AGREEMENT, SUCH PURCHASER PARTY SHALL PROMPTLY NOTIFY THE COMPANY IN WRITING, AND THE COMPANY SHALL HAVE THE RIGHT TO ASSUME THE DEFENSE THEREOF WITH COUNSEL OF ITS OWN CHOOSING. ANY PURCHASER PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL IN ANY SUCH ACTION AND PARTICIPATE IN THE DEFENSE THEREOF, BUT THE FEES AND EXPENSES OF SUCH COUNSEL SHALL BE AT THE EXPENSE OF SUCH PURCHASER PARTY EXCEPT TO THE EXTENT THAT (I) THE EMPLOYMENT THEREOF HAS BEEN SPECIFICALLY AUTHORIZED BY THE COMPANY IN WRITING, (II) THE COMPANY HAS FAILED AFTER A REASONABLE PERIOD OF TIME TO ASSUME SUCH DEFENSE AND TO EMPLOY COUNSEL OR (III) IN SUCH ACTION THERE IS, IN THE REASONABLE OPINION OF SUCH SEPARATE COUNSEL, A MATERIAL CONFLICT ON ANY MATERIAL ISSUE BETWEEN THE POSITION OF THE COMPANY AND THE POSITION OF SUCH PURCHASER PARTY. THE COMPANY WILL NOT BE LIABLE TO ANY PURCHASER PARTY UNDER THIS AGREEMENT (I) FOR ANY SETTLEMENT BY A PURCHASER PARTY EFFECTED WITHOUT THE COMPANY'S PRIOR WRITTEN CONSENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED; OR (II) TO THE EXTENT, BUT ONLY TO THE EXTENT THAT A LOSS, CLAIM, DAMAGE OR LIABILITY IS ATTRIBUTABLE TO ANY PURCHASER PARTY'S BREACH OF ANY OF THE REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS MADE BY THE PURCHASERS IN THIS AGREEMENT OR IN THE OTHER TRANSACTION DOCUMENTS.



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         RESERVATION OF COMMON STOCK. AS OF THE DATE HEREOF, THE COMPANY HAS
RESERVED AND THE COMPANY SHALL CONTINUE TO RESERVE AND KEEP AVAILABLE AT ALL TIMES, FREE OF PREEMPTIVE RIGHTS, A SUFFICIENT NUMBER OF SHARES OF COMMON STOCK FOR THE PURPOSE OF ENABLING THE COMPANY TO ISSUE SHARES PURSUANT TO THIS AGREEMENT AND WARRANT SHARES PURSUANT TO ANY EXERCISE OF THE WARRANTS.

         LISTING OF COMMON STOCK. THE COMPANY HEREBY AGREES TO FILE AN APPLICATION FOR THE LISTING OF THE COMMON STOCK ON EITHER THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET WITHIN 15 DAYS FOLLOWING THE DATE THAT IT FILES THE REGISTRATION STATEMENT AND TO USE ITS COMMERCIALLY REASONABLE EFFORTS TO OBTAIN A LISTING OF THE COMMON STOCK THEREON. THE COMPANY FURTHER AGREES TO USE BEST EFFORTS TO OBTAIN AND MAINTAIN THE LISTING OF THE COMMON STOCK ON A TRADING MARKET, AND AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE CLOSING (BUT NOT LATER THAN THE FIRST ANNIVERSARY OF THE CLOSING DATE) TO LIST ALL OF THE SHARES AND WARRANT SHARES ON SUCH TRADING MARKET. THE COMPANY FURTHER AGREES, IF THE COMPANY APPLIES TO HAVE THE COMMON STOCK TRADED ON ANY OTHER TRADING MARKET, IT WILL INCLUDE IN SUCH APPLICATION ALL OF THE SHARES AND WARRANT SHARES, AND WILL TAKE SUCH OTHER ACTION AS IS NECESSARY TO CAUSE ALL OF THE SHARES AND WARRANT SHARES TO BE LISTED ON SUCH OTHER TRADING MARKET AS PROMPTLY AS POSSIBLE. THE COMPANY WILL TAKE ALL ACTION REASONABLY NECESSARY TO OBTAIN AND CONTINUE THE LISTING AND TRADING OF ITS COMMON STOCK ON A TRADING MARKET AND WILL COMPLY IN ALL RESPECTS WITH THE COMPANY'S REPORTING, FILING AND OTHER OBLIGATIONS UNDER THE BYLAWS OR RULES OF THE TRADING MARKET.

         EQUAL TREATMENT OF PURCHASERS. NO CONSIDERATION SHALL BE OFFERED OR PAID TO ANY PERSON TO AMEND OR CONSENT TO A WAIVER OR MODIFICATION OF ANY PROVISION OF ANY OF THE TRANSACTION DOCUMENTS UNLESS THE SAME CONSIDERATION IS ALSO OFFERED TO ALL OF THE PARTIES TO THE TRANSACTION DOCUMENTS. FOR CLARIFICATION PURPOSES, THIS PROVISION CONSTITUTES A SEPARATE RIGHT GRANTED TO EACH PURCHASER BY THE COMPANY AND NEGOTIATED SEPARATELY BY EACH PURCHASER, AND IS INTENDED FOR THE COMPANY TO TREAT THE PURCHASERS AS A CLASS AND SHALL NOT IN ANY WAY BE CONSTRUED AS THE PURCHASERS ACTING IN CONCERT OR AS A GROUP WITH RESPECT TO THE PURCHASE, DISPOSITION OR VOTING OF SECURITIES OR OTHERWISE.

         SUBSEQUENT EQUITY SALES.

                          From the date hereof until two years from the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any financing by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents involving a "Variable Rate Transaction". The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of


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         Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

                  Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

         SHORT SALES AND CONFIDENTIALITY AFTER THE DATE HEREOF. EACH PURCHASER SEVERALLY AND NOT JOINTLY WITH THE OTHER PURCHASERS COVENANTS THAT NEITHER IT NOR ANY AFFILIATES ACTING ON ITS BEHALF OR PURSUANT TO ANY UNDERSTANDING WITH IT WILL EXECUTE ANY SHORT SALES DURING THE PERIOD COMMENCING FROM THE CONTACT DATE AND ENDING AT THE TIME THAT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE FIRST PUBLICLY ANNOUNCED AS DESCRIBED IN SECTION 4.4. EACH PURCHASER, SEVERALLY AND NOT JOINTLY WITH THE OTHER PURCHASERS, COVENANTS THAT UNTIL SUCH TIME AS THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE PUBLICLY DISCLOSED BY THE COMPANY AS DESCRIBED IN SECTION 4.4, SUCH PURCHASER WILL MAINTAIN, THE CONFIDENTIALITY OF ALL DISCLOSURES MADE TO IT IN CONNECTION WITH THIS TRANSACTION (INCLUDING THE EXISTENCE AND TERMS OF THIS TRANSACTION). EACH PURCHASER UNDERSTANDS AND ACKNOWLEDGES, SEVERALLY AND NOT JOINTLY WITH ANY OTHER PURCHASER, THAT THE COMMISSION CURRENTLY TAKES THE POSITION THAT COVERAGE OF SHORT SALES OF SHARES OF THE COMMON STOCK "AGAINST THE BOX" PRIOR TO THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT WITH THE SECURITIES IS A VIOLATION OF SECTION 5 OF THE SECURITIES ACT, AS SET FORTH IN ITEM 65, SECTION 5 UNDER SECTION A, OF THE MANUAL OF PUBLICLY AVAILABLE TELEPHONE INTERPRETATIONS, DATED JULY 1997, COMPILED BY THE OFFICE OF CHIEF COUNSEL, DIVISION OF CORPORATION FINANCE. NOTWITHSTANDING THE FOREGOING, NO PURCHASER MAKES ANY REPRESENTATION, WARRANTY OR COVENANT HEREBY THAT IT WILL NOT ENGAGE IN SHORT SALES IN THE SECURITIES OF THE COMPANY AFTER THE TIME THAT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE FIRST PUBLICLY ANNOUNCED AS DESCRIBED IN SECTION 4.4. NOTWITHSTANDING THE FOREGOING, IN THE CASE OF A PURCHASER THAT IS A MULTI-MANAGED INVESTMENT VEHICLE WHEREBY SEPARATE PORTFOLIO MANAGERS MANAGE SEPARATE PORTIONS OF SUCH PURCHASER'S ASSETS AND THE PORTFOLIO MANAGERS HAVE NO DIRECT KNOWLEDGE OF THE INVESTMENT DECISIONS MADE BY THE PORTFOLIO MANAGERS MANAGING OTHER PORTIONS OF SUCH PURCHASER'S ASSETS, THE COVENANT SET FORTH ABOVE SHALL ONLY APPLY WITH RESPECT TO THE PORTION OF ASSETS MANAGED BY THE PORTFOLIO MANAGER THAT MADE THE INVESTMENT DECISION TO PURCHASE THE SECURITIES COVERED BY THIS AGREEMENT.

         DELIVERY OF SECURITIES AFTER CLOSING. THE COMPANY SHALL DELIVER, OR CAUSE TO BE DELIVERED, THE RESPECTIVE SECURITIES PURCHASED BY EACH PURCHASER TO SUCH PURCHASER WITHIN 3 TRADING DAYS OF THE CLOSING DATE.



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                                  MISCELLANEOUS

         TERMINATION. THIS AGREEMENT MAY BE TERMINATED BY ANY PURCHASER, AS TO SUCH PURCHASER'S OBLIGATIONS HEREUNDER ONLY AND WITHOUT ANY EFFECT WHATSOEVER ON THE OBLIGATIONS BETWEEN THE COMPANY AND THE OTHER PURCHASERS, BY WRITTEN NOTICE TO THE OTHER PARTIES, IF THE CLOSING HAS NOT BEEN CONSUMMATED ON OR BEFORE AUGUST 15, 2005; PROVIDED, HOWEVER, THAT NO SUCH TERMINATION WILL AFFECT THE RIGHT OF ANY PARTY TO SUE FOR ANY BREACH BY THE OTHER PARTY (OR PARTIES).

         FEES AND EXPENSES. AT THE CLOSING, THE COMPANY HAS AGREED TO REIMBURSE BONANZA MASTER FUND LTD. ("BONANZA") THE NON-ACCOUNTABLE SUM OF $20,000, FOR ITS ACTUAL, REASONABLE, OUT-OF-POCKET LEGAL FEES AND EXPENSES. ACCORDINGLY, IN LIEU OF THE FOREGOING PAYMENTS, THE AGGREGATE AMOUNT THAT BONANZA IS TO PAY FOR THE SECURITIES AT THE CLOSING SHALL BE REDUCED BY $20,000 IN LIEU THEREOF. THE COMPANY SHALL DELIVER, PRIOR TO THE CLOSING, A COMPLETED AND EXECUTED COPY OF THE CLOSING STATEMENT, ATTACHED HERETO AS ANNEX A. EXCEPT AS EXPRESSLY SET FORTH IN THE TRANSACTION DOCUMENTS TO THE CONTRARY, EACH PARTY SHALL PAY THE FEES AND EXPENSES OF ITS ADVISERS, COUNSEL, ACCOUNTANTS AND OTHER EXPERTS, IF ANY, AND ALL OTHER EXPENSES INCURRED BY SUCH PARTY INCIDENT TO THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT. THE COMPANY SHALL PAY ALL TRANSFER AGENT FEES, STAMP TAXES AND OTHER TAXES AND DUTIES LEVIED IN CONNECTION WITH THE ISSUANCE AND DELIVERY OF ANY SECURITIES EXCEPT FOR TRANSFER TAXES IN CONNECTION WITH THE TRANSFER OF THE SECURITIES TO ANY PERSON OTHER THAN THE PURCHASERS HERETO.

         ENTIRE AGREEMENT. THE TRANSACTION DOCUMENTS, TOGETHER WITH THE EXHIBITS AND SCHEDULES THERETO, CONTAIN THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT TO SUCH MATTERS, WHICH THE PARTIES ACKNOWLEDGE HAVE BEEN MERGED INTO SUCH DOCUMENTS, EXHIBITS AND SCHEDULES.

         NOTICES. ANY AND ALL NOTICES OR OTHER COMMUNICATIONS OR DELIVERIES REQUIRED OR PERMITTED TO BE PROVIDED HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED GIVEN AND EFFECTIVE ON THE EARLIEST OF (A) THE DATE OF TRANSMISSION, IF SUCH NOTICE OR COMMUNICATION IS DELIVERED VIA CONFIRMED FACSIMILE AT THE FACSIMILE NUMBER SET FORTH ON THE SIGNATURE PAGES ATTACHED HERETO PRIOR TO 5:30 P.M. (NEW YORK CITY TIME) ON A TRADING DAY, (B) THE NEXT TRADING DAY AFTER THE DATE OF TRANSMISSION, IF SUCH NOTICE OR COMMUNICATION IS DELIVERED VIA CONFIRMED FACSIMILE AT THE FACSIMILE NUMBER SET FORTH ON THE SIGNATURE PAGES ATTACHED HERETO ON A DAY THAT IS NOT A TRADING DAY OR LATER THAN 5:30 P.M. (NEW YORK CITY
TIME) ON ANY TRADING DAY, (C) THE 2ND TRADING DAY FOLLOWING THE DATE OF MAILING, IF SENT BY U.S. NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OR (D) UPON ACTUAL RECEIPT BY THE PARTY TO WHOM SUCH NOTICE IS REQUIRED TO BE GIVEN. THE ADDRESS FOR SUCH NOTICES AND COMMUNICATIONS SHALL BE AS SET FORTH ON THE SIGNATURE PAGES ATTACHED HERETO.

         AMENDMENTS; WAIVERS. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED OR AMENDED EXCEPT IN A WRITTEN INSTRUMENT SIGNED, IN THE CASE OF AN AMENDMENT, BY THE COMPANY AND EACH PURCHASER OR, IN THE CASE OF A WAIVER, BY THE PARTY AGAINST WHOM ENFORCEMENT OF ANY SUCH WAIVER IS SOUGHT. NO WAIVER OF ANY DEFAULT WITH RESPECT TO ANY PROVISION, CONDITION OR REQUIREMENT OF THIS AGREEMENT SHALL BE DEEMED TO BE A CONTINUING WAIVER IN THE FUTURE OR A WAIVER OF ANY SUBSEQUENT DEFAULT OR A WAIVER OF ANY OTHER PROVISION, CONDITION OR REQUIREMENT HEREOF, NOR SHALL ANY DELAY OR OMISSION OF EITHER PARTY TO EXERCISE ANY RIGHT HEREUNDER IN ANY MANNER IMPAIR THE EXERCISE OF ANY SUCH RIGHT.



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         HEADINGS. THE HEADINGS HEREIN ARE FOR CONVENIENCE ONLY, DO NOT
CONSTITUTE A PART OF THIS AGREEMENT AND SHALL NOT BE DEEMED TO LIMIT OR AFFECT ANY OF THE PROVISIONS HEREOF. THE LANGUAGE USED IN THIS AGREEMENT WILL BE DEEMED TO BE THE LANGUAGE CHOSEN BY THE PARTIES TO EXPRESS THEIR MUTUAL INTENT, AND NO RULES OF STRICT CONSTRUCTION WILL BE APPLIED AGAINST ANY PARTY.

         SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES AND THEIR SUCCESSORS AND PERMITTED ASSIGNS. THE COMPANY MAY NOT ASSIGN THIS AGREEMENT OR ANY RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF EACH PURCHASER. ANY PURCHASER MAY ASSIGN ANY OR ALL OF ITS RIGHTS UNDER THIS AGREEMENT TO ANY PERSON TO WHOM SUCH PURCHASER ASSIGNS OR TRANSFERS ANY SECURITIES, PROVIDED SUCH TRANSFEREE AGREES IN WRITING TO BE BOUND, WITH RESPECT TO THE TRANSFERRED SECURITIES, BY THE PROVISIONS HEREOF THAT APPLY TO THE "PURCHASERS".

         NO THIRD-PARTY BENEFICIARIES. THIS AGREEMENT IS INTENDED FOR THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS AND IS NOT FOR THE BENEFIT OF, NOR MAY ANY PROVISION HEREOF BE ENFORCED BY, ANY OTHER PERSON, EXCEPT AS OTHERWISE SET FORTH IN SECTION 4.9.

         GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THE TRANSACTION DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND ANY OTHER TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY. WITHOUT LIMITING ANY OTHER PROVISION OF THIS AGREEMENT, IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THE TRANSACTION DOCUMENTS, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS' FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.



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         SURVIVAL. THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN SHALL
SURVIVE THE CLOSING AND THE DELIVERY OF THE SHARES AND WARRANT SHARES FOR A PERIOD EQUAL TO THE APPLICABLE STATUTE OF LIMITATIONS.

         EXECUTION. THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS, ALL OF WHICH WHEN TAKEN TOGETHER SHALL BE CONSIDERED ONE AND THE SAME AGREEMENT AND SHALL BECOME EFFECTIVE WHEN COUNTERPARTS HAVE BEEN SIGNED BY EACH PARTY AND DELIVERED TO THE OTHER PARTY, IT BEING UNDERSTOOD THAT BOTH PARTIES NEED NOT SIGN THE SAME COUNTERPART. IN THE EVENT THAT ANY SIGNATURE IS DELIVERED BY FACSIMILE TRANSMISSION, SUCH SIGNATURE SHALL CREATE A VALID AND BINDING OBLIGATION OF THE PARTY EXECUTING (OR ON WHOSE BEHALF SUCH SIGNATURE IS EXECUTED) WITH THE SAME FORCE AND EFFECT AS IF SUCH FACSIMILE SIGNATURE PAGE WERE AN ORIGINAL THEREOF.

         SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE INVALID OR UNENFORCEABLE IN ANY RESPECT, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING TERMS AND PROVISIONS OF THIS AGREEMENT SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY AND THE PARTIES WILL ATTEMPT TO AGREE UPON A VALID AND ENFORCEABLE PROVISION THAT IS A REASONABLE SUBSTITUTE THEREFOR, AND UPON SO AGREEING, SHALL INCORPORATE SUCH SUBSTITUTE PROVISION IN THIS AGREEMENT.

         RESCISSION AND WITHDRAWAL RIGHT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN (AND WITHOUT LIMITING ANY SIMILAR PROVISIONS OF) THE TRANSACTION DOCUMENTS, WHENEVER ANY PURCHASER EXERCISES A RIGHT, ELECTION, DEMAND OR OPTION UNDER A TRANSACTION DOCUMENT AND THE COMPANY DOES NOT TIMELY PERFORM ITS RELATED OBLIGATIONS WITHIN THE PERIODS THEREIN PROVIDED, THEN SUCH PURCHASER MAY RESCIND OR WITHDRAW, IN ITS SOLE DISCRETION FROM TIME TO TIME UPON WRITTEN NOTICE TO THE COMPANY, ANY RELEVANT NOTICE, DEMAND OR ELECTION IN WHOLE OR IN PART WITHOUT PREJUDICE TO ITS FUTURE ACTIONS AND RIGHTS.

         REPLACEMENT OF SECURITIES. IF ANY CERTIFICATE OR INSTRUMENT EVIDENCING ANY SECURITIES IS MUTILATED, LOST, STOLEN OR DESTROYED, THE COMPANY SHALL ISSUE OR CAUSE TO BE ISSUED IN EXCHANGE AND SUBSTITUTION FOR AND UPON CANCELLATION THEREOF, OR IN LIEU OF AND SUBSTITUTION THEREFOR, A NEW CERTIFICATE OR INSTRUMENT, BUT ONLY UPON RECEIPT OF EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY OF SUCH LOSS, THEFT OR DESTRUCTION AND CUSTOMARY AND REASONABLE INDEMNITY, IF REQUESTED. THE APPLICANTS FOR A NEW CERTIFICATE OR INSTRUMENT UNDER SUCH CIRCUMSTANCES SHALL ALSO PAY ANY REASONABLE THIRD-PARTY COSTS ASSOCIATED WITH THE ISSUANCE OF SUCH REPLACEMENT SECURITIES.

         REMEDIES. IN ADDITION TO BEING ENTITLED TO EXERCISE ALL RIGHTS PROVIDED HEREIN OR GRANTED BY LAW, INCLUDING RECOVERY OF DAMAGES, EACH OF THE PURCHASERS AND THE COMPANY WILL BE ENTITLED TO SPECIFIC PERFORMANCE UNDER THE TRANSACTION DOCUMENTS. THE PARTIES AGREE THAT MONETARY DAMAGES MAY NOT BE ADEQUATE COMPENSATION FOR ANY LOSS INCURRED BY REASON OF ANY BREACH OF OBLIGATIONS DESCRIBED IN THE FOREGOING SENTENCE AND HEREBY AGREES TO WAIVE IN ANY ACTION FOR SPECIFIC PERFORMANCE OF ANY SUCH OBLIGATION THE DEFENSE THAT A REMEDY AT LAW WOULD BE ADEQUATE.

         PAYMENT SET ASIDE. TO THE EXTENT THAT THE COMPANY MAKES A PAYMENT OR PAYMENTS TO ANY PURCHASER PURSUANT TO ANY TRANSACTION DOCUMENT OR A PURCHASER ENFORCES OR EXERCISES ITS RIGHTS THEREUNDER, AND SUCH PAYMENT OR PAYMENTS OR THE PROCEEDS OF SUCH ENFORCEMENT OR EXERCISE OR ANY PART THEREOF ARE SUBSEQUENTLY INVALIDATED, DECLARED TO BE FRAUDULENT OR PREFERENTIAL, SET ASIDE, RECOVERED FROM, DISGORGED BY OR ARE REQUIRED TO BE REFUNDED, REPAID OR OTHERWISE RESTORED TO THE COMPANY, A TRUSTEE, RECEIVER OR ANY OTHER PERSON UNDER ANY LAW (INCLUDING, WITHOUT LIMITATION, ANY BANKRUPTCY LAW, STATE OR FEDERAL LAW, COMMON LAW OR EQUITABLE CAUSE OF ACTION), THEN TO THE EXTENT OF ANY SUCH RESTORATION THE OBLIGATION OR PART THEREOF ORIGINALLY INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUED IN FULL FORCE AND EFFECT AS IF SUCH PAYMENT HAD NOT BEEN MADE OR SUCH ENFORCEMENT OR SETOFF HAD NOT OCCURRED.


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         INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. THE
OBLIGATIONS OF EACH PURCHASER UNDER ANY TRANSACTION DOCUMENT ARE SEVERAL AND NOT JOINT WITH THE OBLIGATIONS OF ANY OTHER PURCHASER, AND NO PURCHASER SHALL BE RESPONSIBLE IN ANY WAY FOR THE PERFORMANCE OF THE OBLIGATIONS OF ANY OTHER PURCHASER UNDER ANY TRANSACTION DOCUMENT. NOTHING CONTAINED HEREIN OR IN ANY TRANSACTION DOCUMENT, AND NO ACTION TAKEN BY ANY PURCHASER PURSUANT THERETO, SHALL BE DEEMED TO CONSTITUTE THE PURCHASERS AS A PARTNERSHIP, AN ASSOCIATION, A JOINT VENTURE OR ANY OTHER KIND OF ENTITY, OR CREATE A PRESUMPTION THAT THE PURCHASERS ARE IN ANY WAY ACTING IN CONCERT OR AS A GROUP WITH RESPECT TO SUCH OBLIGATIONS OR THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS. EACH PURCHASER SHALL BE ENTITLED TO INDEPENDENTLY PROTECT AND ENFORCE ITS RIGHTS, INCLUDING WITHOUT LIMITATION, THE RIGHTS ARISING OUT OF THIS AGREEMENT OR OUT OF THE OTHER TRANSACTION DOCUMENTS, AND IT SHALL NOT BE NECESSARY FOR ANY OTHER PURCHASER TO BE JOINED AS AN ADDITIONAL PARTY IN ANY PROCEEDING FOR SUCH PURPOSE. EACH PURCHASER HAS BEEN REPRESENTED BY ITS OWN SEPARATE LEGAL COUNSEL IN THEIR REVIEW AND NEGOTIATION OF THE TRANSACTION DOCUMENTS. FOR REASONS OF ADMINISTRATIVE CONVENIENCE ONLY, PURCHASERS AND THEIR RESPECTIVE COUNSEL HAVE CHOSEN TO COMMUNICATE WITH THE COMPANY THROUGH FW. FW DOES NOT REPRESENT ALL OF THE PURCHASERS BUT ONLY BONANZA. THE COMPANY HAS ELECTED TO PROVIDE ALL PURCHASERS WITH THE SAME TERMS AND TRANSACTION DOCUMENTS FOR THE CONVENIENCE OF THE COMPANY AND NOT BECAUSE IT WAS REQUIRED OR REQUESTED TO DO SO BY THE PURCHASERS.

         LIQUIDATED DAMAGES. THE COMPANY'S OBLIGATIONS TO PAY ANY PARTIAL LIQUIDATED DAMAGES OR OTHER AMOUNTS OWING UNDER THE TRANSACTION DOCUMENTS IS A CONTINUING OBLIGATION OF THE COMPANY AND SHALL NOT TERMINATE UNTIL ALL UNPAID PARTIAL LIQUIDATED DAMAGES AND OTHER AMOUNTS HAVE BEEN PAID NOTWITHSTANDING THE FACT THAT THE INSTRUMENT OR SECURITY PURSUANT TO WHICH SUCH PARTIAL LIQUIDATED DAMAGES OR OTHER AMOUNTS ARE DUE AND PAYABLE SHALL HAVE BEEN CANCELED.

         CONSTRUCTION. THE PARTIES AGREE THAT EACH OF THEM AND/OR THEIR RESPECTIVE COUNSEL HAS REVIEWED AND HAD AN OPPORTUNITY TO REVISE THE TRANSACTION DOCUMENTS AND, THEREFORE, THE NORMAL RULE OF CONSTRUCTION TO THE EFFECT THAT ANY AMBIGUITIES ARE TO BE RESOLVED AGAINST THE DRAFTING PARTY SHALL NOT BE EMPLOYED IN THE INTERPRETATION OF THE TRANSACTION DOCUMENTS OR ANY AMENDMENTS HERETO.

                            (SIGNATURE PAGES FOLLOW)




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


EUROSEAS LTD.                                            Address for Notice:
                                                         -------------------


By:__________________________________________
     Name:
     Title:

With a copy to (which shall not constitute notice):






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]


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      [PURCHASER SIGNATURE PAGES TO EUROSEAS SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: ___________________________ Name of Authorized Signatory: _____________________________________________
Title of Authorized Signatory: ____________________________________________
Email Address of Purchaser:________________________________________________

Address for Notice of Purchaser:




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:
Shares:
Warrant Shares:
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]



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                                     Annex A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $50,000,000 of Common Stock from Euroseas Ltd. (the "Company"). All funds will be wired into an escrow account maintained by Wells Fargo Bank, N.A.. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:    August ___, 2005


I. PURCHASE PRICE

                             Gross Proceeds to be Received in Escrow         $

II. DISBURSEMENTS

                                                                             $
                                                                             $
                                                                             $
                                                                             $
                                                                             $

Total Amount Disbursed:                                                      $



WIRE INSTRUCTIONS:


To: _____________________________________





To: _____________________________________





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